                                  MODIFICATION OF
                             RETENTION BONUS AGREEMENT



       This Modification of Retention Bonus Agreement (this "Modification") is made to the original Retention Bonus Agreement (the "Agreement") dated as of January 6, 1999 (the "Effective Date"), between Hybrid Networks, Inc., a Delaware corporation (the "Company"), and THARA M. EDSON ("Executive").

       WHEREAS, the purpose of the original Agreement was to provide an incentive for Executive to continue to perform services for the Company, and

       WHEREAS, the parties agree that the severance payment described in the Agreement is not the best method of encouraging Executive retention,

       NOW, THEREFORE, pursuant to the modification provision, paragraph 5 of the Agreement, and in consideration of the promises and covenants set forth below, it is mutually agreed to modify the Agreement as follows and that this Modification shall entirely replace and supersede the Agreement:

       1. EXECUTIVE'S CONSIDERATION. Executive agrees to remain an employee of the Company at least through the earlier of the following events:

              A. Executive's termination of employment by the Company, its successors and/or assigns.

              B. Fourteen calendar days after the closing date of a Change of Control of the Company. A "Change of Control" means the sale or other disposition of all or substantially all of the Company's assets, and/or the sale or other transfer (as a result of a tender offer, merger, consolidation or otherwise) of a controlling share (50% or more) of the Common Stock of the Company.

       2. THE COMPANY'S CONSIDERATION. The parties agree that the following is sufficient and new consideration for this Modification of the original Agreement. In consideration of Executive's commitment to remain an employee of the Company through the above-stated events, the Company agrees to:

              A. SALARY BONUS. Effective February 15, 1999, a salary bonus of 50% of salary.

              B. ADDITIONAL STOCK OPTIONS. Grant Executive options, pursuant to the Company's 1999 Officer Stock Option Plan and the Stock Option Agreement to be entered into between the Company and Executive pursuant thereto, to purchase up to 200,000 shares of the Company's Common Stock at an exercise price of $.50 per share and with the following vesting: (a) no option will be exercisable until the six-month anniversary date of the Effective Date, (b) each option will then become exercisable as to 12.5% of the shares and (c) thereafter, the option will become exercisable ratably over the next 42 months, at the end of each succeeding month, at the rate of 2.0833% per month; notwithstanding the foregoing, the options will become fully vested 14 calendar days after the closing date of a Change of Control of the Company, as defined above, provided that Executive has remained an employee of the Company to that date.

              C. RETENTION BONUS. Fourteen calendar days after the closing date of a Change of Control of the Company, as defined above, and if Executive has remained an employee of the Company to that date, the Company will pay Executive a retention bonus according to the following schedule:

       Value of Sale of Assets or Stock          Bonus
       $0 to 7 million                           $50,000
       $7 to 15 million                          $80,000
       $15 to 20 million                         $120,000
       $20 to 25 million                         $140,000
       $25 to 30 million                         $160,000
       $Over 30 million                          $200,000

If Executive's employment with the Company terminated prior to a Change of Control and the expiration of such 14-day period, (a) the retention bonus will NOT be payable, and the acceleration of vesting of the options granted pursuant to Section 2.B above will not occur, in the event that the employment termination was (i) initiated by Executive, (ii) initiated by the Company for Cause as determined by the Company's Board of Directors or (iii) was because of Executive's death or disability as determined by the Company's Board of Directors, but (b) such bonus will be payable and such acceleration will occur upon a subsequent Change of Control and expiration of such 14-day period in the event that the employment termination was initiated by the Company without Cause as determined by the Company's Board of Directors. As used herein, "Cause" means:

              (a) An act of moral turpitude by Executive, including but not limited to theft, embezzlement, fraud, dishonesty, commission of a felony or a crime involving moral turpitude, misappropriation of property of the Company or other such conduct which adversely affects Executive's performance, or ability to perform, Executive's job.

              (b) Executive's failure to physically report for work for a period of three consecutive work days for other than authorized absences, vacation days, sick days, holidays or leaves of absence.

              (c) Willful violation of law, willful malfeasance or gross negligence by Executive.

              (d) Material failure by Executive to perform the job duties, or the substantial neglect by Executive of the duties assigned to Executive.

              (v) Executive's material breach of any agreement with the Company or disregard of the Company's policies.

              (e) Other misconduct of Executive which is injurious to the Company.

       D. SEVERANCE. If before Executive becomes eligible to receive the retention bonus provided for in 2.C above Executive's employment with the Company is terminated by the

Company other than for Cause and other than because of Executive's death or disability, the Company will pay to Executive, as severance pay, an amount based on three months' salary and not including bonus.

       3. Executive agrees that in the event of a Change of Control or the termination of Executive's employment with the Company, Executive will be entitled to no payments or other compensation except as provided for therein (other than, in the case of termination, accrued salary, reimbursable expenses and accrued and unused vacation) and that the compensation Executive receives pursuant to this Agreement represents the total amount of compensation, benefits and bonuses that the Company will be obligated to pay to Executive and that the Company does and will not owe Executive any other amounts. Executive further agrees and understands that any liability for state or federal income taxes that may be assessed as a result of the transactions provided for herein is Executive's sole responsibility, and Executive will not look to the Company for payment or reimbursement of any taxes.

       4. AT WILL DISCLAIMER. Executive understands and agrees that this Modification is not a contract of employment for a definite term, and that his employment may be terminated by Executive or the Company at will, with or without cause.

       5. MODIFICATION. This Modification may be further modified only by mutual agreement of the parties provided that any further modification must be reduced to writing and signed by Executive and an authorized representative of the Company.

       6. SAVINGS. Any terms or provisions of this Agreement which prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other term or provision herein and such remaining terms and provisions shall remain in full force and effect.

       7. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which taken together constitutes one and the same instrument and in making proof hereof it shall not be necessary to produce or account for more than one such counterpart.

       8. ENTIRE AGREEMENT. The parties hereto acknowledge that each has read this Agreement, understands it, and agrees to be bound by its terms.
The parties further agree that this Agreement constitutes the complete and exclusive statement of the agreement between the parties and supersedes all proposals (oral or written), understandings, representations, conditions, covenants, and all other communications between the parties relating to the subject matter hereof.

       9. GOVERNING LAW. This Agreement shall be governed by the law of the State of California.

       IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.

HYBRID NETWORKS, INC.                        EXECUTIVE


By: /s/ Carl S. Ledbetter                     /s/ Thara M. Edson
  -----------------------------------        ----------------------------
       Carl S. Ledbetter                     Thara M. Edson
       Chairman & Chief Executive Officer

                                  MODIFICATION OF
                             RETENTION BONUS AGREEMENT



       This Modification of Retention Bonus Agreement (this "Modification") is made to the original Retention Bonus Agreement (the "Agreement") dated as of January 6, 1999 (the "Effective Date"), between Hybrid Networks, Inc., a Delaware corporation (the "Company"), and Vishwas R. (Victor) Godbole ("Executive").

       WHEREAS, the purpose of the original Agreement was to provide an incentive for Executive to continue to perform services for the Company, and

       WHEREAS, the parties agree that the severance payment described in the Agreement is not the best method of encouraging Executive retention,

       NOW, THEREFORE, pursuant to the modification provision, paragraph 5 of the Agreement, and in consideration of the promises and covenants set forth below, it is mutually agreed to modify the Agreement as follows and that this Modification shall entirely replace and supersede the Agreement:

       1. EXECUTIVE'S CONSIDERATION. Executive agrees to remain an employee of the Company at least through the earlier of the following events:

              A. Executive's termination of employment by the Company, its successors and/or assigns.

              B. Fourteen calendar days after the closing date of a Change of Control of the Company. A "Change of Control" means the sale or other disposition of all or substantially all of the Company's assets, and/or the sale or other transfer (as a result of a tender offer, merger, consolidation or otherwise) of a controlling share (50% or more) of the Common Stock of the Company.

       2. THE COMPANY'S CONSIDERATION. The parties agree that the following is sufficient and new consideration for this Modification of the original Agreement. In consideration of Executive's commitment to remain an employee of the Company through the above-stated events, the Company agrees to:

              A. SALARY BONUS. Effective February 15, 1999, a salary bonus of 50% of salary.

              B. ADDITIONAL STOCK OPTIONS. Grant Executive options, pursuant to the Company's 1999 Officer Stock Option Plan and the Stock Option Agreement to be entered into between the Company and Executive pursuant thereto , to purchase up to 262,152 shares of the Company's Common Stock at an exercise price of $.50 per share and with the following vesting: (a) no option will be exercisable until the six-month anniversary date of the Effective Date, (b) each option will then become exercisable as to 12.5% of the shares and (c) thereafter, the option will become exercisable ratably over the next 42 months, at the end of each succeeding month, at the rate of 2.0833% per month; notwithstanding the foregoing, the options will become fully vested 14 calendar days after the closing date of a Change of Control of the Company, as defined above, provided that Executive has remained an employee of the Company to that date.

       C. RETENTION BONUS. Fourteen calendar days after the closing date of a Change of Control of the Company, as defined above, and if Executive has remained an employee of the Company to that date, the Company will pay Executive a retention bonus according to the following schedule:

       Value of Sale of Assets or Stock   Bonus
       $0 to 7 million                    $50,000
       $7 to 15 million                   $80,000
       $15 to 20 million                  $120,000
       $20 to 25 million                  $140,000
       $25 to 30 million                  $160,000
       $Over 30 million                   $200,000


If Executive's employment with the Company terminated prior to a Change of Control and the expiration of such 14-day period, (a) the retention bonus will NOT be payable, and the acceleration of vesting of the options granted pursuant to Section 2.B above will not occur, in the event that the employment termination was (i) initiated by Executive, (ii) initiated by the Company for Cause as determined by the Company's Board of Directors or (iii) was because of Executive's death or disability as determined by the Company's Board of Directors, but (b) such bonus will be payable and such acceleration will occur upon a subsequent Change of Control and expiration of such 14-day period in the event that the employment termination was initiated by the Company without Cause as determined by the Company's Board of Directors. As used herein, "Cause" means:

              (a) An act of moral turpitude by Executive, including but not limited to theft, embezzlement, fraud, dishonesty, commission of a felony or a crime involving moral turpitude, misappropriation of property of the Company or other such conduct which adversely affects Executive's performance, or ability to perform, Executive's job.

              (b) Executive's failure to physically report for work for a period of three consecutive work days for other than authorized absences, vacation days, sick days, holidays or leaves of absence.

              (c) Willful violation of law, willful malfeasance or gross negligence by Executive.

              (d) Material failure by Executive to perform the job duties, or the substantial neglect by Executive of the duties assigned to Executive.

              (v) Executive's material breach of any agreement with the Company or disregard of the Company's policies.

              (e) Other misconduct of Executive which is injurious to the Company.

       D. SEVERANCE. If before Executive becomes eligible to receive the retention bonus provided for in 2.C above Executive's employment with the Company is terminated by the

Company other than for Cause and other than because of Executive's death or disability, the Company will pay to Executive, as severance pay, an amount based on three months' salary and not including bonus.

       3. Executive agrees that in the event of a Change of Control or the termination of Executive's employment with the Company, Executive will be entitled to no payments or other compensation except as provided for therein (other than, in the case of termination, accrued salary, reimbursable expenses and accrued and unused vacation) and that the compensation Executive receives pursuant to this Agreement represents the total amount of compensation, benefits and bonuses that the Company will be obligated to pay to Executive and that the Company does and will not owe Executive any other amounts. Executive further agrees and understands that any liability for state or federal income taxes that may be assessed as a result of the transactions provided for herein is Executive's sole responsibility, and Executive will not look to the Company for payment or reimbursement of any taxes.

       4. AT WILL DISCLAIMER. Executive understands and agrees that this Modification is not a contract of employment for a definite term, and that his employment may be terminated by Executive or the Company at will, with or without cause.

       5. MODIFICATION. This Modification may be further modified only by mutual agreement of the parties provided that any further modification must be reduced to writing and signed by Executive and an authorized representative of the Company.

       6. SAVINGS. Any terms or provisions of this Agreement which prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other term or provision herein and such remaining terms and provisions shall remain in full force and effect.

       7. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which taken together constitutes one and the same instrument and in making proof hereof it shall not be necessary to produce or account for more than one such counterpart.

       8. ENTIRE AGREEMENT. The parties hereto acknowledge that each has read this Agreement, understands it, and agrees to be bound by its terms.
The parties further agree that this Agreement constitutes the complete and exclusive statement of the agreement between the parties and supersedes all proposals (oral or written), understandings, representations, conditions, covenants, and all other communications between the parties relating to the subject matter hereof.

       9. GOVERNING LAW. This Agreement shall be governed by the law of the State of California.

       IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.

HYBRID NETWORKS, INC.                        EXECUTIVE



By: /s/ Carl S. Ledbetter                     /s/ Vishwas R. (Victor) Godbole
   ----------------------------------------  --------------------------------
       Carl S. Ledbetter                     Vishwas R. (Victor) Godbole
       Chairman & Chief Executive Officer

                                  MODIFICATION OF
                             RETENTION BONUS AGREEMENT



       This Modification of Retention Bonus Agreement (this "Modification") is made to the original Retention Bonus Agreement (the "Agreement") dated as of January 6, 1999 (the "Effective Date"), between Hybrid Networks, Inc., a Delaware corporation (the "Company"), and Jane S. Zeletes ("Executive").

       WHEREAS, the purpose of the original Agreement was to provide an incentive for Executive to continue to perform services for the Company, and

       WHEREAS, the parties agree that the severance payment described in the Agreement is not the best method of encouraging Executive retention,

       NOW, THEREFORE, pursuant to the modification provision, paragraph 5 of the Agreement, and in consideration of the promises and covenants set forth below, it is mutually agreed to modify the Agreement as follows and that this Modification shall entirely replace and supersede the Agreement:

       1. EXECUTIVE'S CONSIDERATION. Executive agrees to remain an employee of the Company at least through the earlier of the following events:

              A. Executive's termination of employment by the Company, its successors and/or assigns.

              B. Fourteen calendar days after the closing date of a Change of Control of the Company. A "Change of Control" means the sale or other disposition of all or substantially all of the Company's assets, and/or the sale or other transfer (as a result of a tender offer, merger, consolidation or otherwise) of a controlling share (50% or more) of the Common Stock of the Company.

       2. THE COMPANY'S CONSIDERATION. The parties agree that the following is sufficient and new consideration for this Modification of the original Agreement. In consideration of Executive's commitment to remain an employee of the Company through the above-stated events, the Company agrees to:

              A.     SALARY BONUS.  Qualifies for 1999 Sales Incentive Plan.

              B. ADDITIONAL STOCK OPTIONS. Grant Executive options, pursuant to the Company's 1999 Officer Stock Option Plan and the Stock Option Agreement to be entered into between the Company and Executive pursuant thereto, to purchase up to 141,982 shares of the Company's Common Stock at an exercise price of $.50 per share and with the following vesting: (a) no option will be exercisable until the six-month anniversary date of the Effective Date, (b) each option will then become exercisable as to 12.5% of the shares and (c) thereafter, the option will become exercisable ratably over the next 42 months, at the end of each succeeding month, at the rate of 2.0833% per month; notwithstanding the foregoing, the options will become fully vested 14 calendar days after the closing date of a Change of Control of the Company, as defined above, provided that Executive has remained an employee of the Company to that date.

              C. RETENTION BONUS. Fourteen calendar days after the closing date of a Change of Control of the Company, as defined above, and if Executive has remained an employee of the Company to that date, the Company will pay Executive a retention bonus according to the following schedule:

       Value of Sale of Assets or Stock          Bonus
       $0 to 7 million                           $50,000
       $7 to 15 million                          $80,000
       $15 to 20 million                         $120,000
       $20 to 25 million                         $140,000
       $25 to 30 million                         $160,000
       $Over 30 million                          $200,000

If Executive's employment with the Company terminated prior to a Change of Control and the expiration of such 14-day period, (a) the retention bonus will NOT be payable, and the acceleration of vesting of the options granted pursuant to Section 2.B above will not occur, in the event that the employment termination was (i) initiated by Executive, (ii) initiated by the Company for Cause as determined by the Company's Board of Directors or (iii) was because of Executive's death or disability as determined by the Company's Board of Directors, but (b) such bonus will be payable and such acceleration will occur upon a subsequent Change of Control and expiration of such 14-day period in the event that the employment termination was initiated by the Company without Cause as determined by the Company's Board of Directors. As used herein, "Cause" means:

              (a) An act of moral turpitude by Executive, including but not limited to theft, embezzlement, fraud, dishonesty, commission of a felony or a crime involving moral turpitude, misappropriation of property of the Company or other such conduct which adversely affects Executive's performance, or ability to perform, Executive's job.

              (b) Executive's failure to physically report for work for a period of three consecutive work days for other than authorized absences, vacation days, sick days, holidays or leaves of absence.

              (c) Willful violation of law, willful malfeasance or gross negligence by Executive.

              (d) Material failure by Executive to perform the job duties, or the substantial neglect by Executive of the duties assigned to Executive.

              (v) Executive's material breach of any agreement with the Company or disregard of the Company's policies.

              (e) Other misconduct of Executive which is injurious to the Company.

       D. SEVERANCE. If before Executive becomes eligible to receive the retention bonus provided for in 2.C above Executive's employment with the Company is terminated by the Company other than for Cause and other than because of Executive's death or disability, the Company will pay to Executive, as severance pay, an amount based on three months' salary not including bonus.

       3. Executive agrees that in the event of a Change of Control or the termination of Executive's employment with the Company, Executive will be entitled to no payments or other compensation except as provided for therein (other than, in the case of termination, accrued salary, reimbursable expenses and accrued and unused vacation) and that the compensation Executive receives pursuant to this Agreement represents the total amount of compensation, benefits and bonuses that the Company will be obligated to pay to Executive and that the Company does and will not owe Executive any other amounts. Executive further agrees and understands that any liability for state or federal income taxes that may be assessed as a result of the transactions provided for herein is Executive's sole responsibility, and Executive will not look to the Company for payment or reimbursement of any taxes.

       4. AT WILL DISCLAIMER. Executive understands and agrees that this Modification is not a contract of employment for a definite term, and that his employment may be terminated by Executive or the Company at will, with or without cause.

       5. MODIFICATION. This Modification may be further modified only by mutual agreement of the parties provided that any further modification must be reduced to writing and signed by Executive and an authorized representative of the Company.

       6. SAVINGS. Any terms or provisions of this Agreement which prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other term or provision herein and such remaining terms and provisions shall remain in full force and effect.

       7. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which taken together constitutes one and the same instrument and in making proof hereof it shall not be necessary to produce or account for more than one such counterpart.

       8. ENTIRE AGREEMENT. The parties hereto acknowledge that each has read this Agreement, understands it, and agrees to be bound by its terms.
The parties further agree that this Agreement constitutes the complete and exclusive statement of the agreement between the parties and supersedes all proposals (oral or written), understandings, representations, conditions, covenants, and all other communications between the parties relating to the subject matter hereof.

       9. GOVERNING LAW. This Agreement shall be governed by the law of the State of California.

       IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.

HYBRID NETWORKS, INC.                            EXECUTIVE



By: /s/ Carl S. Ledbetter                        /s/ Jane S. Zeletes
   --------------------------------------       -----------------------------
       Carl S. Ledbetter                             Jane S. Zeletes
       Chairman & Chief Executive Officer

                                  MODIFICATION OF
                             RETENTION BONUS AGREEMENT



       This Modification of Retention Bonus Agreement (this "Modification") is made to the original Retention Bonus Agreement (the "Agreement") dated as of January 6, 1999 (the "Effective Date"), between Hybrid Networks, Inc., a Delaware corporation (the "Company"), and William M. Daniher ("Executive").

       WHEREAS, the purpose of the original Agreement was to provide an incentive for Executive to continue to perform services for the Company, and

       WHEREAS, the parties agree that the severance payment described in the Agreement is not the best method of encouraging Executive retention,

       NOW, THEREFORE, pursuant to the modification provision, paragraph 5 of the Agreement, and in consideration of the promises and covenants set forth below, it is mutually agreed to modify the Agreement as follows and that this Modification shall entirely replace and supersede the Agreement:

       1. EXECUTIVE'S CONSIDERATION. Executive agrees to remain an employee of the Company at least through the earlier of the following events:

              A. Executive's termination of employment by the Company, its successors and/or assigns.

              B. Fourteen calendar days after the closing date of a Change of Control of the Company. A "Change of Control" means the sale or other disposition of all or substantially all of the Company's assets, and/or the sale or other transfer (as a result of a tender offer, merger, consolidation or otherwise) of a controlling share (50% or more) of the Common Stock of the Company.

       2. THE COMPANY'S CONSIDERATION. The parties agree that the following is sufficient and new consideration for this Modification of the original Agreement. In consideration of Executive's commitment to remain an employee of the Company through the above-stated events, the Company agrees to:

              A. SALARY BONUS. Effective February 15, 1999, a salary bonus of 50% of salary.

              B. ADDITIONAL STOCK OPTIONS. Grant Executive options, pursuant to the Company's 1999 Officer Stock Option Plan and the Stock Option Agreement to be entered into between the Company and Executive pursuant thereto , to purchase up to 231,279 shares of the Company's Common Stock at an exercise price of $.50 per share and with the following vesting: (a) no option will be exercisable until the six-month anniversary date of the Effective Date, (b) each option will then become exercisable as to 12.5% of the shares and (c) thereafter, the option will become exercisable ratably over the next 42 months, at the end of each succeeding month, at the rate of 2.0833% per month; notwithstanding the foregoing, the options will become fully vested 14 calendar days after the closing date of a Change of Control of the Company, as defined above, provided that Executive has remained an employee of the Company to that date.

              C. RETENTION BONUS. Fourteen calendar days after the closing date of a Change of Control of the Company, as defined above, and if Executive has remained an employee of the Company to that date, the Company will pay Executive a retention bonus according to the following schedule:

       Value of Sale of Assets or Stock          Bonus
       $0 to 7 million                           $50,000
       $7 to 15 million                          $80,000
       $15 to 20 million                         $120,000
       $20 to 25 million                         $140,000
       $25 to 30 million                         $160,000
       $Over 30 million                          $200,000


If Executive's employment with the Company terminated prior to a Change of Control and the expiration of such 14-day period, (a) the retention bonus will NOT be payable, and the acceleration of vesting of the options granted pursuant to Section 2.B above will not occur, in the event that the employment termination was (i) initiated by Executive, (ii) initiated by the Company for Cause as determined by the Company's Board of Directors or (iii) was because of Executive's death or disability as determined by the Company's Board of Directors, but (b) such bonus will be payable and such acceleration will occur upon a subsequent Change of Control and expiration of such 14-day period in the event that the employment termination was initiated by the Company without Cause as determined by the Company's Board of Directors. As used herein, "Cause" means:

              (a) An act of moral turpitude by Executive, including but not limited to theft, embezzlement, fraud, dishonesty, commission of a felony or a crime involving moral turpitude, misappropriation of property of the Company or other such conduct which adversely affects Executive's performance, or ability to perform, Executive's job.

              (b) Executive's failure to physically report for work for a period of three consecutive work days for other than authorized absences, vacation days, sick days, holidays or leaves of absence.

              (c) Willful violation of law, willful malfeasance or gross negligence by Executive.

              (d) Material failure by Executive to perform the job duties, or the substantial neglect by Executive of the duties assigned to Executive.

              (v) Executive's material breach of any agreement with the Company or disregard of the Company's policies.

              (e) Other misconduct of Executive which is injurious to the Company.

       D. SEVERANCE. If before Executive becomes eligible to receive the retention bonus provided for in 2.C above Executive's employment with the Company is terminated by the

Company other than for Cause and other than because of Executive's death or disability, the Company will pay to Executive, as severance pay, an amount based on three months' salary not including bonus.

       3. Executive agrees that in the event of a Change of Control or the termination of Executive's employment with the Company, Executive will be entitled to no payments or other compensation except as provided for therein (other than, in the case of termination, accrued salary, reimbursable expenses and accrued and unused vacation) and that the compensation Executive receives pursuant to this Agreement represents the total amount of compensation, benefits and bonuses that the Company will be obligated to pay to Executive and that the Company does and will not owe Executive any other amounts. Executive further agrees and understands that any liability for state or federal income taxes that may be assessed as a result of the transactions provided for herein is Executive's sole responsibility, and Executive will not look to the Company for payment or reimbursement of any taxes.

       4. AT WILL DISCLAIMER. Executive understands and agrees that this Modification is not a contract of employment for a definite term, and that his employment may be terminated by Executive or the Company at will, with or without cause.

       5. MODIFICATION. This Modification may be further modified only by mutual agreement of the parties provided that any further modification must be reduced to writing and signed by Executive and an authorized representative of the Company.

       6. SAVINGS. Any terms or provisions of this Agreement which prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other term or provision herein and such remaining terms and provisions shall remain in full force and effect.

       7. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which taken together constitutes one and the same instrument and in making proof hereof it shall not be necessary to produce or account for more than one such counterpart.

       8. ENTIRE AGREEMENT. The parties hereto acknowledge that each has read this Agreement, understands it, and agrees to be bound by its terms.
The parties further agree that this Agreement constitutes the complete and exclusive statement of the agreement between the parties and supersedes all proposals (oral or written), understandings, representations, conditions, covenants, and all other communications between the parties relating to the subject matter hereof.

       9. GOVERNING LAW. This Agreement shall be governed by the law of the State of California.

       IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.


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

HYBRID NETWORKS, INC.                         EXECUTIVE


By: /s/ Carl S. Ledbetter                      /s/ William M. Daniher
   --------------------------------------     ----------------------------
       Carl S. Ledbetter                      William M. Daniher
       Chairman & Chief Executive Officer






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